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Exhibit 8(d)(3): Amendment No. 2 to the Participation Agreement among MFS
Variable Insurance Trust, Massachusetts Financial Services Company and United of Omaha Life Insurance Company.
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                                AMENDMENT NO. 2

This is an Amendment to the Participation Agreement dated June 10, 1995, and Amendment No. 1 dated May 1, 1997, among MFS Variable Insurance Trust (the Trust), Massachusetts Financial Services Company (the Adviser) and United of Omaha Life Insurance Company (the Company) dated June 30, 1995 (the Agreement). This Amendment is effective May 1, 1997.

The Trust, Adviser and the Company hereby agree to replace Schedule A of the Participation Agreement and Amendment No. 1 of the Agreement by inserting the following in its entirety:

Schedule A
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 Name of Separate Account and
  Date Established by Board of      Contracts Funded          Designated
           Directors               By Separate Account        Portfolios

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United of Omaha Life Insurance           6090L            Emerging Growth Series
Separate Account C (12-1-93)                                 Research Series
(Variable Annuities)                                        High Yield Series
                                                         World Government Series
                                                               Value Series
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United of Omaha Life Insurance           6347L-0697       Emerging Growth Series
Separate Account B (8-27-96)             6387L-1197          Research Series
(Variable Life)                                             High Yield Series
                                                         World Government Series
                                                               Value Series
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Signed by the parties:
                                  United Of Omaha Life Insurance Company
                                  By its authorized officer,

                                  By:  /s/
                                       -----------------------------------------

                                             Kenneth Reitz
                                  Title:     First Vice President and Counsel
                                  Date:      5/22/97

                                  MFS Variable Insurance Trust,
                                  By its authorized officer

                                  By:  /s/
                                       -----------------------------------------

                                             A. Keith Brodkin
                                  Title:     Chairman and President
                                  Date:      6/24/97

                                  Massachusetts Financial Services Company
                                  By its authorized officer,

                                  By:  /s/
                                       -----------------------------------------
                                             Arnold D. Scott
                                  Title:     Senior Executive Vice President
                                  Date:      6/24/97